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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to incorporation of our reports included in this Form 10-K into the Company's previously filed registration statements File No. 33-62796 on Form S-8 and File No. 33-33083 on Form S-3.

                                              /s/ ARTHUR ANDERSEN LLP
                                              -------------------------
                                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 26, 1998